                                                                      EXHIBIT 21
                                                                      ----------


                  SUBSIDIARIES OF AMERICAN TOWER CORPORATION
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
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            SUBSIDIARY                          JURISDICTION OF INCORPORATION OR
            ----------                          --------------------------------
                                                ORGANIZATION
                                                ------------
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
American Tower Systems (Delaware), Inc.         Delaware
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ATSC Operating Inc.                             Delaware
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ATSC LP Inc.                                    Delaware
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ATSC Holding Inc.                               Delaware
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ATSC GP Inc.                                    Delaware
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American Tower Systems, L.P.                    Delaware
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ATS Merger Corporation                          Delaware
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American Tower Rental Holding Corporation       Delaware
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American Tower Rental, Inc.                     Delaware
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ATC Tower Corp.                                 Delaware
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ATC-Prime I, L.L.C.                             Delaware
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ATC-Prime II, L.L.C.                            Delaware
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National Telecommunications Advisors, L.L.C.    Massachusetts
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HHR, Inc.                                       Kansas
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US Sitelease, Inc.                              Kansas
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Westark Towers, Incorporated                    Arkansas
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Gritz Tower Maintenance Company                 Texas
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ATS Needham, LLC*                               Delaware
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ATS/PCS, LLC*                                   Delaware
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

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*    ATS owns a 50.1% interest in this entity.
*    ATS owns a 70.0% interest in this entity.